UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2005

                          GAMMACAN INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                     0-32835
                            (Commission File Number)

                                   33-0956433
                        (IRS Employer Identification No.)

                  11 Ben Gurion St., 54100 Givat Shmuel, Israel
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code: 972 3 5774475


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities.

      On October 31, 2005, we completed a private placement offering of 666,666 units, each "unit" comprising one share of our common stock and one common share purchase warrant for 1/2 (half) a share of our common stock for an aggregate purchase price of $499,999.50. The aforementioned securities were sold in reliance upon the exemption afforded by the provisions of Regulation S, as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

      (a) Financial statements of business acquired.

      Not applicable.

      (b) Pro forma financial information.

      Not applicable.

      (c) Exhibits.

Exhibit
Number             Description
-------  -----------------------------------------------------------------------

4.1 Stock Purchase Warrant in the name of Bank Sal. Oppenheim jr. & Cie. (Switzerland) Ltd. dated October 31, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GAMMACAN INTERNATIONAL, INC.

                                            /s/ VERED CAPLAN
                                            ----------------
                                            Vered Caplan,
                                            Chief Executive Officer


                                            Date: November 1, 2005